 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2020

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-33411	31-1804543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

67 Commerce Drive, Honaker, VA	24260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 873-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in Exhibit 99.1 attached to this Current Report on Form 8-K contains some forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 5.07 Submission of Matters to a Vote of Security Holders

New Peoples Bankshares, Inc. (the “Company”) held its 2020 Annual Shareholders’ Meeting (the “Annual Meeting”) on October 20, 2020. A total of 23,922,086 shares of the Company’s Common Stock were entitled to vote as of August 26, 2020, the record date for the Annual Meeting. There were 12,520,313 shares present at the Annual Meeting in person or by proxy, and the shareholders voted on four proposals.

Proposal 1: Election of Directors

The shareholders elected four directors to serve three-year terms expiring in 2023. The four directors elected to serve the three-year terms were Tim W. Ball, Michael G. McGlothlin, B. Scott White and C. Todd Asbury. The results of the vote were as follows:

Nominees	Votes FOR	Votes Withheld	Broker Non-Votes	Uncast Votes

Gina D. Boggess	12,010,071	81,266	428,976	-
John D. Cox	12,011,491	79,846	428,976	-
Charles H. Gent, Jr	11,819,257	272,080	428,976	-
Eugene S. Hearl	11,986,008	105,329	428,976	-

Proposal 2: Advisory Vote to Approve Named Executive Officers Compensation

The shareholders approved a non-binding advisory resolution to approve the compensation of the Company’s named executive officers. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes	Uncast Votes

11,346,729	156,792	587,816	428,976	-

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders voted to ratify the Company’s Audit Committee of the Board of Directors’ appointment of Elliott Davis, LLC to serve as its independent registered public accounting firm for the year ending December 31, 2020. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Uncast Votes

12,080,717	17,541	422,055	-

Item 8.01	Other Events

On October 20, 2020, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1, and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

 Item 9.01.    Financial Statements and Exhibits.

        (d)       Exhibits

Exhibit No. Description

99.1 Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

Date: October 22, 2020	By:	/s/ John J. Boczar
John J. Boczar
Executive Vice President and Chief Financial Officer